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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 333-48876 on Form S-8.

/s/ Arthur Andersen LLP
Detroit, Michigan,
April 26, 2002